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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) June 4, 2001


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                              GATX RAIL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



           New York                    2-54754                  36-2827991
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
     of incorporation)                                    identification number)



                             500 West Monroe Street,
                          Chicago, Illinois 60661-3676
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (312) 621-6200

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

GATX Corporation previously announced its intention to realign the legal structure of its subsidiary companies, including a combination of its two principal wholly-owned subsidiaries, GATX Rail Corporation and GATX Capital Corporation. On May 18, 2001, GATX Corporation contributed all of the capital stock of GATX Financial Services, Inc., (the parent corporation of GATX Capital Corporation) to GATX Rail Corporation. As a result of this contribution, GATX Financial Services, Inc. and GATX Capital Corporation have become direct and indirect subsidiaries of GATX Rail Corporation, respectively.

Pro forma financial information and exhibits required by this item will be filed by an amendment to this Form 8-K within 60 days of this filing.












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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                   GATX RAIL CORPORATION
                                                -----------------------------
                                                        (Registrant)

                                                     /s/ Brian A. Kenney
                                                -----------------------------
                                                       Brian A. Kenney
                                                       Vice President
                                                  (Duly Authorized Officer)



Date: June 4, 2001